UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2026
Lionsgate Studios Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

001-42635	N/A
(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2026, Lionsgate Studios Corp. (the “Company”) held its Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company’s Board of Directors (the “Board”), the reappointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, an advisory vote to approve executive compensation, and an advisory vote on the frequency of future advisory votes on executive compensation. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 28, 2026.

At the Annual Meeting, 91.47% of the Company’s common shares (the “Common Shares”) entitled to vote at the Annual Meeting were represented in person or by proxy. Based on the results of the vote, shareholders voted to elect all of the Company’s director nominees, approved the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, approved the advisory vote on executive compensation, and approved to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

The number of votes cast for or withheld from the election of each director and the reappointment of Ernst & Young LLP, the number of votes cast for, against or abstaining from the advisory vote to approve executive compensation, and the number of votes cast for one year, two years, three years or abstaining from the advisory vote on the frequency of future advisory votes on executive compensation are set forth below. The voting results disclosed below are final and have been certified by Broadridge Financial Solutions, the scrutineer and independent Inspector of Elections.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Gordon Crawford	229,097,564	6,788,252	97.12%
Jon Feltheimer	234,882,237	1,003,579	99.57%
Emily Fine	222,831,350	13,054,466	94.46%
Michael T. Fries	191,224,140	44,661,676	81.06%
John D. Harkey, Jr.	228,851,159	7,034,657	97.01%
Susan McCaw	230,710,662	5,175,154	97.80%
Steven Mnuchin	234,637,861	1,247,955	99.47%
Yvette Ostolaza	227,494,052	8,391,764	96.44%
Mark H. Rachesky, M.D.	219,787,129	16,098,687	93.17%
Richard Rosenblatt	229,491,798	6,394,018	97.28%
Harry E. Sloan	226,996,786	8,889,030	96.23%

	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	267,346,791	4,782,999	98.24%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Advisory Vote to Approve Executive Compensation	196,308,582	39,177,821	399,413	83.22%

	Number of Shares Voted For One Year	Number of Shares Voted For Two Years	Number of Shares Voted For Three Years	Number of Shares Abstained	Percentage of Shares Voted “For” One Year of Shares Voted
Advisory Vote on Frequency of Advisory Vote to Approve Executive Compensation	223,181,208	47,166	4,665,205	7,992,237	94.61%

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 16, 2026	Lionsgate Studios Corp.

/s/ James W. Barge
James W. Barge
Chief Financial Officer